UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.)

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Filed by Party other than Registrant	☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement	☑ Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

THE MEET GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Meet Group, Inc.

100 Union Square Drive

New Hope, Pennsylvania 18938

Telephone: (215) 862-1162

AMENDED NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS
OF THE MEET GROUP INC.
TO BE HELD WEDNESDAY, JUNE 12, 2019

To the Stockholders of The Meet Group, Inc.:

We are pleased to invite you to attend the 2019 Annual Meeting of the Stockholders of The Meet Group, Inc., which will be held at 10:00 a.m. on Wednesday, June 12, 2019 at the offices of our outside legal counsel Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103, for the following purposes:

1.	To elect six members to our Board of Directors;

2.	To hold an advisory vote to approve our named executive officer compensation as disclosed in this proxy statement;

3.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

4.	To approve our Amended and Restated Certificate of Incorporation;

5.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

6.	To transact such other business that may properly come before the meeting.

The Meet Group, Inc.’s Board of Directors has fixed the close of business on April 18, 2019 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

The Proxy Statement that was filed with the Securities and Exchange Commission (“SEC”) on April 29, 2019, provides information about the matters that you will be asked to consider and vote on at the 2019 Annual Meeting, except that additional information with respect to Proposal 5 listed above is set forth in the accompanying Supplement to Proxy Statement that was filed with the SEC on May 3, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Stockholders to Be Held on June 12, 2019: This Proxy Statement, the Supplement and the 2018 Annual Report on Form 10-K are available at: https://www.proxyvote.com.

If You Plan to Attend

Registration and seating will begin at 9:30 p.m. Shares of stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ SPENCER RHODES
Spencer Rhodes
Chairman of the Board

Dated: May 3, 2019

The Meet Group, Inc.

100 Union Square Drive

New Hope, Pennsylvania 18938

Telephone: (215) 862-1162

May 3, 2019

SUPPLEMENT TO PROXY STATEMENT

This Supplement to the Proxy Statement (this “Supplement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of The Meet Group Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), of proxies for use at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) to be held on Wednesday, June 12, 2019. This Supplement, the accompanying Amended Notice of Annual Meeting of Stockholders of the Company (the “Amended Notice”) and the related amended proxy card are being mailed on or about May 6, 2019, to holders of record of our common stock on April 18, 2019, the record date for the 2019 Annual Meeting.

On April 29, 2019, we filed our proxy statement (the “Proxy Statement”) relating to the 2019 Annual Meeting with the Securities and Exchange Commission (“SEC”).  The Proxy Statement and related proxy materials scheduled to be sent to shareholders on or about May 1, 2019, are being sent to shareholders on or about May 6, 2019, together with this Supplement, the accompanying Amended Notice and the related amended proxy card.

Subsequent to April 29, 2019, we determined that we had inadvertently omitted a proposal regarding the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our stockholders with information regarding an additional proposal to vote, on an advisory basis, on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years, or every three years (the “Say on Pay Frequency Proposal”).

This Supplement is being furnished to our stockholders of record as of the close of business on April 18, 2019, the record date for the determination of stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting, pursuant to the accompanying Amended Notice.  This Supplement and the Amended Notice supplement and amend the Notice of Annual Meeting of Stockholders of the Company and the Proxy Statement, each dated April 29, 2019. This Supplement does not provide all of the information that is important to your voting decisions at the 2019 Annual Meeting. Additional information is included in the Proxy Statement that was filed with the SEC on April 29, 2019. We encourage you to carefully read this Supplement together with the Proxy Statement.

Stockholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say on Pay Frequency Proposal under Proposal 5. Stockholders of record may vote on all five proposals by submitting proxy card enclosed with this Supplement.

Except for the addition of Proposal 5, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

PROPOSAL 5. ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules of the SEC, the Company is providing stockholders the opportunity to indicate, on an advisory basis, whether future advisory votes on the compensation of the Company’s named executive officers of the nature reflected in Proposal 2 of our Proxy Statement should occur every one year, every two years or every three years. The Company is required to seek an advisory stockholder vote on the Say on Pay Frequency Proposal at least every six years. At the 2013 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation annually, and the Board subsequently determined that we would hold an advisory vote on executive compensation annually. Accordingly, the current frequency of our advisory votes on executive compensation is every year.

Although the Board of Directors recommends holding an advisory vote on executive compensation annually, stockholders have the option to specify one of four choices on this proposal on the proxy card: every one year, every two years, every three years or abstain. Stockholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board. Although it is not binding, the Board will carefully review the voting results. The Board believes that an annual advisory vote would enable our stockholders to provide the Company with input regarding the compensation of our named executive officers on a timely basis.

Vote Required: The advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers, and whether they will occur every one, two or three years, will be determined by a plurality of the votes cast. Abstentions and broker non-votes will not be voted for any of the frequency options set forth in the Say on Pay Frequency Proposal and will have no effect on the outcome of the Say on Pay Frequency Proposal.

The Board unanimously recommends that stockholders vote “1 Year” on the advisory vote on frequency on say-on-pay votes

*THE MEET GROUP INC*
*NEW HOPE, PA 18938-1365*

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/11/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/11/2019. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**The Board of Directors recommends you vote FOR the following:**

1. Election of Directors

**Nominees**

| | For | Against | Abstain |
|---|---|---|---|
| 1A Jean Clifton | ☐ | ☐ | ☐ |
| 1B Geoffrey Cook | ☐ | ☐ | ☐ |
| 1C Christopher Fralic | ☐ | ☐ | ☐ |
| 1D Spencer Rhodes | ☐ | ☐ | ☐ |
| 1E Bedi Singh | ☐ | ☐ | ☐ |
| 1F Jason Whitt | ☐ | ☐ | ☐ |

| **The Board of Directors recommends you vote FOR proposals 2, 3 and 4.** | For | Against | Abstain |
|---|---|---|---|
| 2 To approve on an advisory basis our named executive officer compensation as disclosed in the Proxy Statement. | ☐ | ☐ | ☐ |
| 3 To ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. | ☐ | ☐ | ☐ |
| 4 To approve our Amended and Restated Certificate of Incorporation in the form presented in the Proxy Statement. | ☐ | ☐ | ☐ |

| **The Board of Directors recommends you vote 1 YEAR on the following proposal:** | 1 year | 2 years | 3 years | Abstain |
|---|---|---|---|---|
| 5 To recommend, by non-binding vote, the frequency of executive compensation votes. | ☐ | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000423537_1 R1.0.1.18

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

**THE MEET GROUP, INC.**
**Annual Meeting of Stockholders**
**June 12, 2019 10:00 AM Philadelphia time**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoints Geoffrey Cook and James Bugden, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of The Meet Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Philadelphia time on June 12, 2019, at the offices of Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia PA 19103 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein.

**If no such direction is made, this proxy will be voted "FOR" all of the nominees in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4, and "ONE YEAR" on proposal 5. If any other business is properly presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.**

**Address change/comments:**

________________________________________

________________________________________

________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

**Continued and to be signed on reverse side**

0000423537_2 R1.0.1.18